UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	April 30, 2010
(Date of earliest event reported):	April 30, 2010

FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                                           717-291-2411
Former name or former address, if changed since last Report:                                                                                            N/A

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 - Regulation FD Disclosure.

Fulton Financial Corporation (“Fulton”) will webcast its Annual Meeting of Shareholders (“Annual Meeting”) on Friday, April 30, 2010 at 10:00 a.m. Eastern Time. R. Scott Smith, Jr., chairman and CEO, will share information about Fulton and will answer questions from those attending the Annual Meeting in person.

The Annual Meeting webcast can be heard by going to Fulton's website, www.fult.com, selecting the Investor Relations tab and clicking on the link to the webcast. The webcast will be archived on Fulton's website for 30 days following the meeting.

Fulton’s presentation for the Annual Meeting, attached as Exhibit 99.1 and incorporated by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Fulton’s April 30, 2010 Annual Meeting Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2010	Fulton Financial Corporation By: /s/ R. Scott Smith, Jr. R. Scott Smith, Jr. Chairman and Chief Executive Officer